AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER, dated as of February ___, 2001, by and among Sunshine PCS Corporation, a Delaware corporation (the "Corporation"), and Fortunet Communications, L.P., a limited partnership (the Partnership"), said Corporation and Partnership being herein sometimes collectively called the "Constituent Entities."

                                   WITNESSETH:

         WHEREAS, the Constituent Entities desire that the Partnership merge with and into the Corporation with the Corporation being the surviving entity;

         WHEREAS, the Board of Directors and sole stockholder of the Corporation and the sole General Partner and sole Limited Partner of the Partnership have approved this Agreement and Plan of Merger and deem it desirable, upon the terms herein stated, for the Partnership to merge (the "Merger") with and into the Corporation, with the Corporation being the surviving entity (the Corporation sometimes being referred to during the period following the Merger as the "Surviving Corporation"), with the equity interest of the sole General Partner in the partnership being converted into shares of Class B Common Stock of the Corporation and the equity interest of the sole Limited Partner being converted into shares of Class A Common Stock of the Corporation; and

         NOW, THEREFORE, the parties hereto have agreed as follows:

                                    SECTION 1

                                      TERMS

                  1.1 Upon the Effective Date of the Merger (as hereinafter defined), the Partnership shall merge with and into the Corporation, with the Corporation being the Surviving Corporation.

                  1.2      Upon the Effective date of the Merger:
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                           (a) The one outstanding  share of Common Stock of the
Corporation shall remain outstanding as one share of Class B Common Stock.

                           (b) The equity  interest of the sole General  Partner
in the Partnership shall, by virtue of the merger and without any action on the part of the General Partner, be converted into [2,833,075] shares of Class B Common Stock of the Corporation.

                           (c)The equity interest of the sole Limited Partner in
the Partnership shall, by virtue of the merger and without any action on the part of the Limited Partner, be converted into [2,821,766] shares of Class A Common Stock of the Corporation.

                  1.3 Each of the General Partner and Limited Partner of the Partnership after the Effective Date of the Merger shall be entitled to receive a stock certificate or certificates representing the correct number of shares of Class A or Class B Common Stock, as the case may be, as described in subsection
1.2 above.

                                    SECTION 2

                                 EFFECTIVE DATE

                  2.1 The merger shall become effective upon compliance with the laws of the State of Delaware, herein sometimes referred to as the "effective Date of the Merger."

                                    SECTION 3

                         REPRESENTATIONS AND WARRANTIES

                  Each Constituent Entity represents and warrants to the other Constituent Entity, as follows:

                  3.1 Corporate Organization. Such Constituent Entity has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease its properties and to conduct its business as it is now being conducted.

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

                  3.2 Due Authorization. Such Constituent Entity has all requisite corporate power and authority to execute and deliver this Agreement and to perform all obligations to be performed by it thereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved, in the case of the Corporation, by the Board of Directors and stockholders of the Corporation and, in the case of the Partnership, by the sole General Partner and sole Limited Partner of the Partnership.

                                    SECTION 4

    CERTIFICATE OF INCORPORATION AND BY-LAWS; CAPITAL; OFFICERS AND DIRECTORS

                  4.1 The Certificate of Incorporation of the Corporation, as set forth in Exhibit A annexed hereto, and all the terms and provisions thereof are hereby incorporated in this Agreement and made a part hereof with the same force and effect as if herein set forth in full; and, from and after the Effective Date of the Merger and, until further amended as provided by law, said Exhibit A, separate and apart from this Agreement, shall be and may be separately certified as, the Certificate of Incorporation of the Surviving Corporation.

                  4.2 The By-Laws of the Corporation as set forth in Exhibit B annexed hereto shall be the By-Laws of the Surviving Corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

                  4.3  The  directors  of  the  Surviving   Corporation  on  the
Effective Date of the Merger will be the directors of the Corporation immediately preceding the Merger.

Such directors will continue in their capacities in accordance with applicable law, the Certificate of Incorporation and the Laws of the Surviving Corporation.

                  4.4 The officers of the Surviving Corporation on the Effective Date of the Merger will be the officers of the Corporation immediately preceding the Merger.

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

Such officers will continue in their capacities in accordance with applicable law, the Certificate of Incorporation and the Laws of the Surviving Corporation.

                  IN WITNESS WHEREOF, the Corporation and the Partnership have each caused this Agreement to be executed all as of the date first above written.

ATTEST:                             SUNSHINE COMMUNICATIONS CORPORATION



_______________                     By: ___________________
Robert E. Dolan                         Karen E. Johnson
Asst. Secretary                         President

                                    FORTUNET COMMUNICATIONS, L.P.
                                    By Fortunet Wireless Communications
                                    Corporation, its sole General Partner



                                    By: ____________________
                                        Karen E. Johnson
                                        President

                                    And by

                                    LYNCH PCS CORPORATION A, its sole
ATTEST:                             Limited Partner



________________                    By: ____________________
Robert A. Hurwich                       Robert E. Dolan
Secretary                               President


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